Exhibit 10.87

SIXTH AMENDMENT TO CREDIT AGREEMENT

       THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is made and entered into as of this 1st day of April 2003, among MILLER INDUSTRIES, INC., a Tennessee corporation (“Parent”), each of the other Subsidiaries of Parent listed on the signature page hereto (together with Parent, collectively, “Borrowers”), the Lenders party to this Amendment (the “Lenders”), THE CIT GROUP/BUSINESS CREDIT, INC., as Collateral Agent, and BANK OF AMERICA, N.A., as Administrative Agent, Syndication Agent, Existing Titled Collateral Agent and Letter of Credit Issuer (in such capacity, together with the Collateral Agent, the “Agents”).

W I T N E S S E T H:

       WHEREAS, Borrowers, the Lenders and the Agents entered into that certain Credit Agreement, dated as of July 23, 2001, pursuant to which the Lenders agreed to make certain loans to Borrowers (as amended, modified, supplemented and restated from time to time, the “Credit Agreement”); and

       WHEREAS, Section 7.9(g) of the Credit Agreement limits the ability of Borrowers to sell, assign or otherwise dispose of all or any part of its property, and Parent desires to sell up to fifty percent (50%) of the issued and outstanding capital stock of APACO, Inc. owned by Parent and has requested the Lenders’ consent to such sale; and

       WHEREAS, pursuant to Section 5.2(a) of the Credit Agreement, the Borrowers are required to deliver to each Lender certain audited Financial Statements not later than ninety (90) days after the end of each Fiscal Year and Borrowers requested a one-month extension of such ninety (90) day deadline with respect to the audited Financial Statements for Fiscal Year 2002 (the “2002 Statements”); and

       WHEREAS, the Borrowers, the Lenders and the Agents desire to make certain amendments to the Credit Agreement on the terms and conditions set forth herein.

       NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

       1.     Definitions. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Credit Agreement.

       2.     Amendments to Credit Agreement.

              (a)     A new Section 2.7 shall be added to the Credit Agreement as follows:

             2.7     Commencing on May 1, 2003 and on the first business day of each month thereafter up to and including March 1, 2004, to the extent that the amount of the Aggregate RoadOne Revolver Outstandings is greater than zero on any of the dates listed below, Borrowers agree to pay to Collateral Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, the respective amounts set forth below opposite such dates:

Date:	Amount:
May 1, 2003	$10,000
June 1, 2003	$10,000
July 1, 2003	$20,000
August 1, 2003	$20,000
September 1, 2003	$20,000
October 1, 2003	$30,000
November 1, 2003	$30,000
December 1, 2003	$30,000
January 1, 2004	$40,000
February 1, 2004	$40,000
March 1, 2004	$40,000

              (b)     Subsection (b) of Section 5.2 of the Credit Agreement shall be amended by deleting the last sentence of such subsection and inserting in lieu thereof the following text:

              In addition, not later than forty-five (45) days after the end of each fiscal quarter, the Borrowers shall deliver to Collateral Agent a certificate signed by a Designated Financial Officer certifying that all such monthly financial statements delivered by Borrowers pursuant to this Section 5.2(b) during such fiscal quarter, have been prepared in accordance with GAAP and present fairly the Consolidated Parties’ financial position as at the dates thereof and its results of operations for the periods then ended, subject to the absence of footnotes, the fact that such financial statements are not consolidated, and normal year-end adjustments.

              (c)     Section 7.9 of the Credit Agreement shall be amended as follows, by:

                       (i)     deleting the word “and” at the end of subsection (g), and

                       (ii)     inserting, between the word “disposition” and the period at the end of subsection (h), a comma and the following text:

              and (i) for the sale by Parent of not more than fifty percent (50%) of all of the issued and outstanding capital stock of APACO, Inc. owned by Parent, provided, however, that Agent’s Liens in and to all of the issued and outstanding capital stock of APACO, Inc. owned by Parent following such sale shall remain perfected at all times and Borrowers shall, at Borrowers’ expense, promptly execute, acknowledge and deliver all such instruments and take all such action as the Collateral Agent from time to time may reasonably request in order to ensure to the Collateral Agent the continuation and benefits of the Liens in and to such stock.

              (d)     Annex A to the Credit Agreement shall be amended by amending the definition of Eligible Inventory as follows:

                       (i)     striking the text of subsection (l) in its entirety, and

                       (ii)     designating current subsections (m) and (n) as subsections (l) and (m), respectively.

              (e)     Annex A to the Credit Agreement shall be amended by amending the definition of Maximum RoadOne Revolver Amount by:

                       (i)     amending the text of subsection (b)(iv) by deleting the text “March 31, 2003,” inserting in lieu thereof the text “March 31, 2004,”, and

                       (ii)     amending the text of subsection (c) by deleting the text “March 31, 2003,” inserting in lieu thereof the text “March 31, 2004”.

              (f)     Annex A to the Credit Agreement shall be amended by amending the text of subsection (c)(ii)(C) of the definition of Miller Borrowing Base by deleting the following text in its entirety: “on or before March 31, 2003 (and thereafter $0)”.

              (g)     Annex A to the Credit Agreement shall be amended by amending the definition of “Used Inventory Taken in Trade” by inserting a semicolon and the following text immediately following the word “Eligible Inventory”:

              provided that for purposes of this definition, and in addition to but not in substitution for any other eligibility requirement, any title certificates evidencing such Miller Borrower’s ownership of such Used Inventory shall have been delivered, free and clear of all Liens, except Collateral Agent’s Liens hereunder, to Collateral Agent in order for such Used Inventory to be deemed Eligible Inventory.

              (h)     Annex A to the Credit Agreement shall be amended by amending the definition of “Used Inventory Cap” by deleting the text thereof in its entirety and inserting in lieu thereof the following:

              “Used Inventory Cap” means an amount equal to $2,700,000.

       3.     Limited Modification. The Lenders hereby agree that the Borrowers may, but only with respect to (i) the 2002 Statements, (ii) the related unqualified report of independent certified public accounts required to be delivered pursuant to Section 5.2(a) in connection with the 2002 Statements, (iii) the certificate of independent certified public accounts required to be delivered pursuant to Sections 5.2(c) in connection with the 2002 Statements, (iv) certificate of a Designated Financial Officer required to be delivered pursuant to Section 5.2(e) in connection with the 2002 Statements, deliver each such item described above in clauses (i) through (iv), inclusive, of this Section 3 to the Collateral Agent no later than April 30, 2003, and that such delivery, if timely under this paragraph, shall not constitute a Default or Event of Default under the Credit Agreement.

       4.     No Waiver of Rights. Except as expressly provided in the immediately preceding paragraph, nothing contained herein shall be construed as a waiver of any of the rights of the Collateral Agent or any of the Lenders under the Credit Agreement, nor as evidencing any agreement or commitment as to any matter, except solely to the extent expressly provided in this Amendment and then only in accordance with all of the terms and conditions hereof.

       5.     Fees. Borrowers shall pay to Collateral Agent, for the benefit of itself and the Lenders, a fee of $25,000 (the “Amendment Fee”) due and payable upon the execution of this Amendment. The Amendment Fee shall be fully earned by Collateral Agent and Lenders when paid and shall not be subject to refund or rebate.

       6.     Representations, Warranties and Covenants of Borrowers. To induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents, warrants and covenants to Agents and Lenders that,

       (a)       as of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default under the Credit Agreement or any of the other Loan Documents,

       (b)       each representation and warranty made or deemed to be made in this Amendment and in the Loan Documents is true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representation or warranty relates to a prior specific date or period) and Borrowers hereby reaffirm each of the agreements, covenants and undertakings set forth in the Loan Documents and in each and every other agreement, instrument and other document executed in connection therewith or pursuant thereto as if Borrowers were making said agreements, covenants and undertakings on the date hereof,

       (c)       each Borrower has the power and is duly authorized to enter into, deliver and perform this Amendment and

       (d)       this Amendment and each of the Loan Documents is the legal, valid and binding obligation of each Borrower enforceable against it in accordance with its terms.

       7.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

       8.     Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of, and the decisions of the courts in, the State of Georgia.

[Signature Page Follows]

       IN WITNESS WHEREOF, Borrowers, the Agents and the Lenders have caused this Amendment to be duly executed, all as of the date first above written.

“PARENT”

MILLER INDUSTRIES, INC.

By: /s/ J. Vincent Mish
J. Vincent Mish
Chief Financial Officer

“SUBSIDIARY MILLER BORROWERS”

APACO, INC.
B&B ASSOCIATED INDUSTRIES, INC.
CHEVRON, INC.
CENTURY HOLDINGS, INC.
CHAMPION CARRIER CORPORATION
COMPETITION WHEELIFT, INC.
GOLDEN WEST TOWING EQUIPMENT
INC.
KING AUTOMOTIVE & INDUSTRIAL
EQUIPMENT, INC.
MID AMERICA WRECKER &
EQUIPMENT SALES, INC. OF
COLORADO
MILLER FINANCIAL SERVICES GROUP,
NC.
MILLER/GREENEVILLE, INC.
MILLER INDUSTRIES DISTRIBUTING
INC.
MILLER INDUSTRIES INTERNATIONAL,
INC.
MILLER INDUSTRIES TOWING
EQUIPMENT INC.
PURPOSE, INC.
SONOMA CIRCUITS, INC.
SOUTHERN WRECKER CENTER, INC.
SOUTHERN WRECKER SALES, INC.

By: /s/ J. Vincent Mish
J. Vincent Mish
Vice President and Attorney-in-Fact of
each entity listed above

“SUBSIDIARY ROADONE BORROWERS”

AETEX, INC., f/k/a A-EXCELLENCE TOWING CO.
ALL AMERICAN TOWING SERVICES, INC.
ALLIED GARDENS TOWING, INC.
ALLIED TOWING AND RECOVERY, INC.
A TO Z ENTERPRISES, INC.
B-G TOWING, INC.
BEAR TRANSPORTATION, INC.
BTRCX, INC. f/k/a BERT’S TOWING
RECOVERY CORPORATION
BBSX, INC., f/k/a/ BOB BOLIN SERVICES,
INC.
BASIEX, INC., f/k/a/ BOB’S AUTO
SERVICE, INC.
BRYRICH CORPORATION
BTRX, INC.
BVSWS, INC. (f/k/a BOB VINCENT AND SONS WRECKER SERVICE, INC.
CAL WEST TOWING, INC.
CARDINAL CENTRE ENTERPRISES, INC.
CBTX, INC., f/k/a/ CEDAR BLUFF 24
HOUR TOWING, INC.
CENTRAL VALLEY TOWING, INC.
CCASX, INC.
CEX, INC., f/k/a CHAD’S INC.
CVDC, f/k/a CLEVELAND VEHICLE DETENTION CENTER, INC.
D.A. HANELINE, INC.
DVREX, INC.
DICK’S TOWING & ROAD SERVICE, INC.
DOLLAR ENTERPRISES, INC.
DSX, INC., f/k/a DUGGER’S SERVICES, INC.
DURU, INC.
GARY’S TOWING & SALVAGE POOL,
INC.
GMAR, INC., f/k/a GOOD MECHANIC AUTO CO. OF RICHFIELD, INC.
GREAT AMERICA TOWING, INC.
GREG’S TOWING, INC.
HTX, INC.
KAUFF’S INC.

KAUFF’S OF FT. PIERCE, INC.
KAUFF’S OF MIAMI, INC.
KAUFFS OF PALM BEACH, INC.
KEN’S TOWING, INC.
LTSX, INC., f/k/a LAZER TOW SERVICES, INC.
LASX, INC.
LWKR, INC.
LINCOLN TOWING ENTERPRISES, INC.
MAEJO, INC.
MEL’S ACQUISITION CORP.
MGEX, INC.
MSTEX, INC.
MTSX INC.
MURPHY’S TOWING, INC.
P.A.T., INC.
PEX, INC., f/k/a/ PIPES ENTERPRISES, INC.
RMA ACQUISITION CORP.
RRIC ACQUISITION CORP.
RSX, INC., f/k/a RECOVERY SERVICES, INC.
ROADONE, INC.
ROADONE EMPLOYEE SERVICES, INC.
ROAD ONE INSURANCE SERVICES, INC.
ROAD ONE SERVICE, INC.
ROAD ONE SPECIALIZED
TRANSPORTATION, INC.
ROADONE TRANSPORTATION AND LOGISTICS, INC.
R.M.W.S., INC.
SWSX, INC. (f/k/a SUBURBAN WRECKER SERVICE, INC.)
TEXAS TOWING CORPORATION
TPCTH, INC.
TREASURE COAST TOWING, INC.
TREASURE COAST TOWING OF MARTIN COUNTY, INC.
TSSC, INC., f/k/a TRUCK SALES & SALVAGE CO., INC.
TWSX, INC.
WSX, INC., f/k/a WES’S SERVICE INCORPORATED
WESTERN TOWING; MCCLURE/EARLEY ENTERPRISES, INC.
WTX, INC. (f/k/a WILTSE TOWING, INC.)

WTC, INC.
WTEX, INC.
ZTRX, INC., f/k/a ZEHNER TOWING & RECOVERY, INC.

By: /s/ J. Vincent Mish
J. Vincent Mish
Vice President and Attorney-in-Fact of each entity listed above

“ADMINISTRATIVE AGENT, SYNDICATION AGENT AND EXISTING TITLED COLLATERAL AGENT”

BANK OF AMERICA, N.A., as the Administrative Agent, Syndication Agent and Existing Titled Collateral Agent

By: /s/ John Olsen
Name: John Olsen
Title: Vice President

“LETTER OF CREDIT ISSUER”

BANK OF AMERICA, N.A., as the letter of Credit Issuer

By: /s/ John Olsen
Name: John Olsen
Title: Vice President

“COLLATERAL AGENT”

THE CIT GROUP/BUSINESS CREDIT, INC., as the Collateral Agent

By: /s/ Kenneth B. Butler
Name: Kenneth B. Butler
Title: Vice President

“LENDERS”

BANK OF AMERICA, N.A., as a Lender

By: /s/ John Olsen
Name: John Olsen
Title: Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By: /s/ Kenneth B. Butler
Name: Kenneth B. Butler
Title: Vice President

FLEET CAPITAL CORPORATION, as a Lender

By: /s/ Wes Manus
Name: Wes Manus
Title: VP